JOHNSONFAMILY FUNDS

                   Supplement dated September 28, 2001, to the
           Statement of Additional Information dated February 28, 2001

     This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information

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      On July 26, 2001, the Board of Directors of the JohnsonFamily Funds
approved the imposition of a 2.00% redemption fee applicable to (i) shares of the JohnsonFamily International Value Fund purchased after September 17, 2001 and redeemed (sold) within 30 days of the purchase date; and (ii) shares of the JohnsonFamily Intermediate Fixed Income Fund, the JohnsonFamily Large Cap Value Fund and the JohnsonFamily Small Cap Value Fund purchased after October 10, 2001 and redeemed (sold) within 30 days of the purchase date. As a result of this approval, the following changes have been made to the Statement of Additional Information.

     On page 28 the following information has been inserted immediately preceding the caption "ALLOCATION OF PORTFOLIO BROKERAGE".

                                 REDEMPTION FEE

      The Funds impose a 2% redemption fee on the value of shares redeemed less than 30 days after the date of purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans and shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund whose shares are being redeemed.

      In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE